Exhibit 99.2 TSHA-102 Rett Syndrome Program Update May 2025

Legal disclosure FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding the potential of TSHA-102, the durability and reproducibility of the clinical data from the REVEAL trials, the anticipated Part B trial design, our research, development and regulatory plans, and our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Risks regarding our business are described in detail in our Securities and Exchange Commission filings, including in our Annual Report on Form 10-K for the year ended December 31, 2024, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, and our other filings with the SEC, which are available on the SEC’s website at www.sec.gov. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements contained in this presentation reflect our current views with respect to future events, and we assume no obligation to update any forward-looking statements except as required by applicable law. This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties as well as our own estimates of potential market opportunities. All of the market data used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. Our estimates of the potential market opportunities for our product candidates include several key assumptions based on our industry knowledge, industry publications, third-party research and other surveys, which may be based on a small sample size and may fail to accurately reflect market opportunities. While we believe that our internal assumptions are reasonable, no independent source has verified such assumptions. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This presentation is intended to be viewed by investors in the U.S. only 2

Agenda Rett Syndrome Overview and Natural History Data Analysis FDA Alignment on Key Elements of Pivotal Part B Trial TSHA-102 Clinical Data from Part A of REVEAL Phase 1/2 Trials Developmental Milestones R-MBA CGI-I Safety Data 3

Key investment highlights

TSHA-102: potential one-time treatment designed to address the root cause of Rett syndrome

High Unmet Need and Significant Market Opportunity	○ No approved therapies address genetic root cause of disease ○ 15,000-20,000 patients (U.S., EU+U.K.); 1 of 10,000 female births worldwide[1]
Longitudinal Rett Syndrome Natural History Data	○ Established patients ≥6 years of age are in developmental plateau, with a **~0% likelihood of gaining or regaining a developmental milestone**[2]
Written FDA Alignment on Key Elements of Pivotal Trial Design[3]	○ Single-arm, open-label trial with patients serving as their own control (intend N=15) ○ Broad enrollment focused on females ≥6 years of age who have reached developmental plateau ○ Primary endpoint: **developmental milestone gain or regain** ○ During advanced discussions with FDA, aligned on responder definition: gain/regain of ≥ one defined developmental milestone
TSHA-102 Part A Clinical Data[4]	○ **100% of pediatric, adolescent and adult patients gained/regained ≥ one developmental milestone as assessed by multiple independent central raters through video evidence** ○ Dose-dependent response seen across key measures six months post-treatment, with the separation between dose cohorts increasing over time ○ No treatment-related SAEs or DLTs following low and high dose of TSHA-102

Next Steps:

Expect to submit pivotal trial protocol and SAP as an amendment to the IND application in Q2 2025

Pivotal trial initiation activities expected in Q3 2025

Taysha GENE THERAPIES

[1]Amir, R E et al. "Rett syndrome is caused by mutations in X-linked MECP2, encoding methyl-CpG-binding protein 2." *Nature genetics* vol. 23,2 (1999): 185-8. doi:partners. 10.1038/13810. (estimated prevalence of *15,000-20,000 patients with typical Rett syndrome caused by a MECP2 mutation*). [2]Accessed from International Rett Syndrome Foundation (IRSF). ClinicalTrials.gov: NCT02738281: a prospective cohort of individuals with a pathologic mutation in the MECP2 gene, commonly associated with RTT. Cumulative incidence models of NHS data conducted by third-party statistical partners (likelihood of gain/regain ranged from 0% to <6.7%). [3]Finalization of SAP, including sample size, responder rate and interim analysis, expected to occur following Company's submission of IND amendment and SAP in Q2 2025. [4]Efficacy data based on May 19, 2025, data cutoff (N=10); Safety data based on May 20, 2025, data cutoff (N=12); Patient 11 is 12 weeks post-treatment and Patient 12 is 6 weeks post-treatment. Study is ongoing and data is subject to change. IND=investigational new drug application; SAE=serious adverse event; DLT=dose-limiting toxicity

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Rett Syndrome Overview and Natural History Data Analysis Natural History Data accessed from the International Rett Syndrome Foundation (IRSF). We thank IRSF and the governance committee for their partnership.

There are no approved disease-modifying treatments that address the genetic root cause of Rett syndrome

High Unmet Medical Need

- Current standard of care focused on symptom management[1]
- Patients typically require 24/7 care and lifelong assistance[2]
- High caregiver burden with significant impact on quality of life and activities of daily living[2]

Significant Market Opportunity

- Estimated **15,000 and 20,000 patients in major global markets** (U.S., EU+U.K.)[3]
- **1 of every 10,000 female births worldwide**[3]
- Commercial launch and uptake of DAYBUE highlights market demand[4]

[1]Fu, Cary et al. "Consensus guidelines on managing Rett syndrome across the lifespan." *BMJ paediatrics* open vol. 4,1 e000717. 13 Sep. 2020, doi:10.1136/bmjpo-2020-000717. [2]Coenraads, Monica et al. "Voice of the Patient Report: *Rett Syndrome Externally-Led Patient-Focused Drug Development Meeting.*" 9 Aug. 2022, https://rettpfdd.org/site/assets/files/1/2022-rett-syndrome-voice-of-the-patient-report.pdf. [3]Amir, R E et al. "Rett syndrome is caused by mutations in X-linked MECP2, encoding methyl-CpG-binding protein 2." *Nature genetics* vol. 23,2 (1999): 185-8. doi:10.1038/13810. (estimated prevalence of *15,000-20,000 patients with typical Rett syndrome caused by a MECP2 mutation*).[4]Based on net product sales for the three months ended March 31, 2025 (source: Acadia Pharmaceuticals Reports First Quarter 2025 Financial Results and Operating Overview).

Taysha GENE THERAPIES

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Rett syndrome caregiver research indicates improved function or achievement of developmental milestones would significantly improve quality of life

Communication

Gained or improved communication of basic needs—through eye gaze, gestures, or words—would enable self-advocacy and strengthen social connections

- Ex: follow a command without a gesture, pointed for something they wanted, use word(s) with meaning, identify body parts (pointed with eyes or fingers)

"If she can actually tell me what she wants, or make a choice between two things, even if it's just looking at something purposefully…because now I don't know what's going on."
– Caregiver of 20-year-old

Fine Motor Function

Gained or improved hand function would restore a sense of control and purpose, and enable play and social engagement

- Ex: finger feed, use fork or spoon to eat without assistance, reached for a toy, drank from a cup held without assistance

"Feeding herself, entertaining herself…being able to flip pages or purposefully hold a book, change the channel on a remote...would be a game changer for us."
– Caregiver of 8-year-old

Gross Motor Function

Gained or improved gross motor function would foster independence and reduce the physical burden of caregiving

- Ex: walked independently or with support, stood while holding on, sat without support, climbed up stairs without help

"If we got a safe and secure sitting position from her, that would be a win. We would be able to have her sitting and not have to be right next to her. We could have her at the dining table with us."
– Caregiver of 5-year-old

Results from caregiver research conducted in October 2024 by independent third-party research firm with 22-U.S.-based caregivers of females with RTT (aged 5-39). These findings have identified key developmental milestones that may provide an important foundation for selection of endpoints in future Rett syndrome gene therapy trials.

Taysha GENE THERAPIES
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Longitudinal natural history data informed key elements of TSHA-102 pivotal trial design

Natural History Study (NHS) Dataset[1]

- N = ~1100 females with confirmed Rett syndrome diagnosis; up to 14 years follow-up
- Captures longitudinal data on the functional gain, loss and regain of **developmental milestones** across core domains of Rett syndrome:

Communication
Ex: Pointed for something they wanted | Used word(s) with meaning

Fine Motor Function
Ex: Finger feed | Drank from a cup held without assistance

Gross Motor Function
Ex: Sat without support | Walked with support

- These functional skills and activities of daily living are highly important to caregivers

Developed Age- and Time-Based Models of Developmental Milestone NHS Data[1]

- Cumulative incidence models demonstrated **distinct age- and time-based trends in developmental milestone acquisition** that:

✓ Strengthened understanding of longitudinal disease progression in Rett syndrome

✓ Contextualized and substantiated disease-modifying potential of TSHA-102

✓ Informed our discussions with the U.S. FDA on proposed pivotal trial design for TSHA-102

Taysha GENE THERAPIES

[1]Accessed from International Rett Syndrome Foundation (IRSF). ClinicalTrials.gov: NCT02738281: a prospective cohort of individuals with a pathologic mutation in the MECP2 gene, commonly associated with RTT. Cumulative incidence models of NHS data conducted by third-party statistical partners.

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NHS cumulative incidence models showed that the likelihood of gaining/regaining 28 defined developmental milestones is **predictable in the age ≥ 6 population**[1]

Communication Milestones

Ex: of patients who learn to use word(s) with meaning, **~0% ever learn after age 6**



Proportion who ever learn 75%
Proportion who learn after age 6 years 0%
Cumlative Incidence
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0 5 10 15 20 25 30
Age (years)
No. at Risk
1068 178 107 71 39 22 12

Fine Motor Milestones

Ex: of patients who learn to drink from a cup held without assistance, **~0% ever learn after age 6**



Proportion who ever learn 47%
Proportion who learn after age 6 years 0%
Cumlative Incidence
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0 5 10 15 20 25 30
Age (years)
No. at Risk
432 192 132 86 59 42 27

Gross Motor Milestones

Ex: of patients who learn to walk with support, **~0% ever learn after age 6**



Proportion who ever learn 81%
Proportion who learn after age 6 years 0%
Cumlative Incidence
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0 5 10 15 20 25 30
Age (years)
No. at Risk
820 113 64 34 18 8 4

We leveraged these findings to establish the **"Developmental Plateau Population"**

Taysha GENE THERAPIES

[1]Accessed from International Rett Syndrome Foundation (IRSF). ClinicalTrials.gov: NCT02738281: a prospective cohort of individuals with a pathologic mutation in the MECP2 gene, commonly associated with RTT. Incidence models of NHS data conducted by third-party statistical partners.

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Identified 28 developmental milestones from the NHS dataset that would reflect:

meaningful functional gains to caregivers, with **a ~0% likelihood** of being achieved after ≥6 years if untreated[1]

Communication

- Pointed for something they wanted
- Waved "Bye-Bye"
- Followed a command with a gesture
- Identified body parts (pointed with eyes or fingers)
- Followed a command without a gesture
- Used word(s) with meaning
- Spoke in phrases (2 words or more) with meaning

Fine Motor

- Reached for toy
- Holds bottle unpropped
- Used raking grasp to retrieve an object
- Used pincer grasp (refined or modified)
- Transferred an object from one hand to another
- Finger fed
- Drank from a cup held without assistance
- Used a fork or spoon to eat with assistance
- Used a fork or spoon to eat without assistance

Gross Motor

- Come to sitting
- Sat without support
- Stood while holding on
- Pulled to standing
- Stood independently
- Walked with support
- Walked independently
- Climbed up stairs with help
- Climbed down stairs with help
- Climbed up stairs without help
- Climbed down stairs without help
- Ran 10 feet without falling

Taysha GENE THERAPIES

[1]Accessed from International Rett Syndrome Foundation (IRSF). ClinicalTrials.gov: NCT02738281: a prospective cohort of individuals with a pathologic mutation in the MECP2 gene, commonly associated with RTT. Cumulative incidence models of NHS data conducted by third-party statistical partners. Likelihood in this population ranged from 0-3%.
NHS=natural history study

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Rett syndrome NHS data analysis demonstrated that after 6 years of age, 1 there is ~0% likelihood of gaining or regaining developmental milestones Graph is for illustrative purposes only and is not derived from natural history data. The gain of new By age 6, there is a ~0% skills or restoration probability that untreated of previously lost individuals with Rett syndrome: skills presents an 1. Gain new milestones objective, data- driven way to assess 2. Regain milestones that were lost the efficacy of TSHA- after a defined number of years 102 in a broad Rett syndrome population ~0% AGE:0 1 2 3 4 5 10 15 20 25 >30 Pre-Developmental Plateau Population (age 0-6 years): Developmental Plateau Population (age ≥6 years): demonstrate ongoing development gain or regain of developmental milestones is unexpected 1 Accessed from International Rett Syndrome Foundation (IRSF). ClinicalTrials.gov: NCT02738281: a prospective cohort of individuals with a pathologic mutation in the MECP2 gene, commonly associated with RTT. Cumulative incidence models of NHS 11 data conducted by third-party statistical partners. NHS=natural history study Probability of Gaining/Regaining Developmental Milestones

Pivotal Part B Trial Design for TSHA-102: data-driven assessment of functional gains in a broad Rett syndrome population

Obtained written alignment from the FDA on key elements of pivotal Part B REVEAL trial design

NHS models provide **data-driven, objective approach** to assessing functional gains in a single arm trial

Study Overview

- **Study Design:** Single-arm, open-label trial, using patient as own control
- **Dose:** Intend 1x10^{15} total vg (high dose)
- **Sample Size**: Intend 15 females with Rett syndrome age ≥6 years (developmental plateau population)[1]
- **Primary Endpoint:** Developmental milestone gain or regain
  - During advanced discussions with FDA, aligned on the definition of a responder: gain/regain of ≥ one defined developmental milestone[1]
  - Video-based determination of milestone gain/regain will be performed by independent, blinded central raters
- 12-month primary analysis; intend 6-month interim analysis[1]
- Safety of TSHA-102 will be evaluated in females with Rett syndrome 2-6 years of age with efficacy extrapolated from developmental plateau population

Company Believes REVEAL Part A Data Continues to Support Advancement to Pivotal Trial

Responder rate = 100% (N = 10) across all patients treated with TSHA-102 post-treatment[2]

Next Steps

- In written correspondence, the FDA advised Company to submit pivotal trial protocol and SAP as an amendment to the IND application; expected in Q2 2025

[1]Finalization of SAP, including sample size, responder rate and interim analysis, expected to occur following Company's submission of IND amendment and SAP.
[2]Based on May 19, 2025, data cutoff. Study is ongoing, and data is subject to change.
NHS=natural history study; SAP=statistical analysis plan; IND=investigational new drug

Taysha GENE THERAPIES 13

Primary endpoint: milestone gain is an objective, clinically meaningful and inherently individualized assessment of function in the developmental plateau population

~0% **probability of milestone gain/regain after age 6 in the untreated population**[1]

Supported by cumulative incidence models from longitudinal NHS developmental milestone data

Fine motor, gross motor, and communication developmental milestones captured as binary (yes/no) measures

Gain or regain of ≥ one of 28 defined developmental milestones post-TSHA-102

- ✓ Represent meaningful functional improvement based on caregiver research[2]
- ✓ Directly reflects activities of daily living
- ✓ Inherently individualized to show improvements in a heterogeneous disease
- ✓ FDA-endorsed primary endpoint

Taysha GENE THERAPIES

[1]Incidence models derived from NHS data; accessed from International Rett Syndrome Foundation (IRSF). ClinicalTrials.gov: NCT02738281: a prospective cohort of individuals with a pathologic mutation in the MECP2 gene, commonly associated with RTT. Cumulative incidence models of NHS data conducted by third-party statistical partners. [2]Results from caregiver research conducted in October 2024 by independent third-party research firm with 22-US-based caregivers of females with RTT (aged 5 to 39). NHS=natural history study

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TSHA-102 Clinical Data from Part A of REVEAL Phase 1/2 Trials

100% of patients (n=10) gained/regained ≥ one defined developmental milestone post-TSHA-102 1 with a ~0% likelihood of being achieved without treatment based on NHS data Cohort 1: Low Dose Cohort 2: High Dose 14 15 5.7x10 total vg 1x10 total vg LD:P1 LD:P2 LD:P3 LD:P4 HD:P1 HD:P2 HD:P3 HD:P4 HD:P5 HD:P6 AGE AT DOSING 20 21 6 7 15 21 16 8 6 7 (years): POST- TREATMENT 18 mos. 18 mos. 12 mos. 12 mos. 9 mos. 9 mos. 6 mos. 6 mos. 6 mos. 3 mos. FOLLOW UP: Developmental Milestone Gained Post-TSHA-102 Developmental Milestone Gained Post-TSHA-102 Developmental milestone gains and regains were assessed by multiple independent central raters, who evaluated functional skills through video evidence at baseline and post-treatment, applying predefined binary criteria. 1 Based on May 19, 2025, data cutoff (N=10). Data presented reflects current data in the Electronic Data Capture System, subject to change. Incidence models derived from NHS data; 16 accessed from International Rett Syndrome Foundation (IRSF). ClinicalTrials.gov: NCT02738281: a prospective cohort of individuals with a pathologic mutation in the MECP2 gene, commonly associated with RTT. Cumulative incidence models of NHS data conducted by third-party statistical partners.

REVEAL
RETT SYNDROME PHASE 1/2 STUDY

Patients gained/regained developmental milestones **across the core functional domains** of Rett syndrome post-TSHA-102

22 developmental milestones were achieved across 10 patients treated with TSHA-102

Communication

- Spoke in phrases (2 words or more) with meaning
- Used word(s) with meaning
- Followed a command without a gesture
- Followed a command with a gesture
- Pointed for something they wanted
- Identified body parts

Enable **expression of needs**, preferences, emotions, and foster **social connections**

Fine Motor

- Holds bottle unpropped
- Finger fed
- Reached for a toy
- Transferred an object from one hand to another

Reflect self-care skills and purposeful hand use that **enable independence**

Gross Motor

- Walked with support
- Stood while holding on
- Pulled to standing
- Sat without support

Enhance mobility and independence, and **reduce the physical burden of caregiving**

Based on May 19, 2025, data cutoff (N=10). Developmental milestone gains and regains were assessed by multiple independent central raters through video evidence.

Taysha GENE THERAPIES
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REVEAL
RETT SYNDROME PHASE 1/2 STUDY

REVEAL caregiver testimonials post-TSHA-102 highlight the impact of functional **developmental milestone gains** on quality of life

"All of our days are better. Her improvements are much beyond anything we had expected or hoped for."

"She's **gained multiple words** – 'no,' 'yeah,' 'mom,' 'dad' – makes consistent sounds with meaning – and even **says some phrases** – 'ok, bye' and 'no more.'"

"She's a lot easier to care for. She can **point a lot more deliberately to make choices and show us what she wants**, and she will keep gesturing until we get it for her. And she pushes away what she doesn't want."

"[**Standing while holding on**] has been a godsend when it comes to toileting while out in the community because now, I can have her stand and hang on to my arm to toilet or wipe her… and the consistency of keeping her hand down [without constant stereotypies] allows us to practice more with a walker, which has been huge."

"Her hands are more relaxed, and she tries to grab everything with a **raking grasp**. She can **follow directions** in a snap, like if we say, 'let's go,' she gets up, heads to the door. She's babbling now, which she didn't do before, and is definitely trying to tell us something."

Taysha GENE THERAPIES

Based on documented testimonials from caregivers of participants treated with TSHA-102 in REVEAL Phase 1/2 trials, as of May 19, 2025, data cutoff.

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REVEAL
RETT SYNDROME PHASE 1/2 STUDY

High dose TSHA-102 achieved 100% responder result at a **25% faster rate** compared to low dose TSHA-102

Responder Rate: Time to Response


100%
75%
50%
25%
0%
Baseline
1 mos.
3 mos.
6 mos.
9 mos.
12 mos.

	1 mos.	3 mos.	6 mos.	9 mos.	12 mos.
Low Dose TSHA-102	25%	75%	75%	75%	100%
High Dose TSHA-102	33%	67%	83%	100%	

Natural History (Developmental Plateau Population)[1] = ~0%

- **Accelerated functional benefit seen with high dose TSHA-102**
- Early clinical response may increase the likelihood of reversing the disease trajectory and may be predictive of long-term clinical outcomes in Rett syndrome
- Consistent pattern of early gains that are sustained, with new achievements continuing to emerge over time following TSHA-102

Taysha GENE THERAPIES

Based on May 19, 2025, data cutoff (N=10). Data presented reflects current data in the Electronic Data Capture System, subject to change. Low Dose N=4 across all time points; High Dose N=6 at 1-3 months., N=5 at 6 months, N=2 at 9 months, based on available follow up. [1]Accessed from International Rett Syndrome Foundation (IRSF). ClinicalTrials.gov: NCT02738281: a prospective cohort of individuals with a pathologic mutation in the MECP2 gene, commonly associated with RTT.Cumulative incidence models of NHS data conducted by third-party statistical partners.

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Overview of Revised Motor Behavior Assessment (R-MBA) R-MBA Questionnaire Scale Very Severe or Constant Normal or Never ⚬ Clinician-reported assessment that measures the 0 1 2 3 4 onset of disease regression, growth, motor and communication skills, and disease behaviors for Moderate or Occasional 1 individuals with Rett syndrome ⚬ Associated with developmental milestone acquisition and function impacting quality of life 24-item questionnaire across five domains: ⚬ Measures the severity or frequency of a diverse set 1. Motor Dysfunction of symptoms to capture phenotypic variability 2. Functional Skills 2 ⚬ Assessed in Rett syndrome natural history study 3. Social Skills 4. Aberrant Behavior 5. Respiratory Behavior 1 Raspa, M. et al. A Psychometric Evaluation of the Motor-Behavioral Assessment Scale for Use as an Outcome Measure in Rett Syndrome. 2 Nov 2020. MBA natural history data converted to R-MBA; Accessed from International Rett Syndrome Foundation (IRSF). ClinicalTrials.gov: 20 NCT02738281: a prospective cohort of individuals with a pathologic mutation in the MECP2 gene, commonly associated with RTT.

TSHA-102 demonstrated a statistically significant mean R-MBA score improvement compared to natural history at both 6 and 12 months 1 Lower score = improvement; R-MBA assessed in Rett syndrome NHS at ~6 months and ~12 months R-MBA Score Mean Change From R-MBA Score Mean Change From R-MBA Score Mean Change From Baseline: R-MBA Score Mean Change From Baseline: 6 Months Baseline: 12 Months 6 Months Baseline: 12 Months -0.81 -0.62 p = 0.0123 p < 0.0001 -11.1 -12.8 0 -1 -2 -3 -4 -5 -6 -7 -8 -9 -10 -11 -12 -13 -14 0 -1 -2 -3 -4 -5 -6 -7 -8 -9 -10 -11 -12 -13 -14 REVEAL Mean Change Natural History Mean Change REVEAL Mean Change Natural History Mean Change TSHA-102 Mean Natural History TSHA-102 Mean Natural History (N=9, age ≥6 years) (N=75, age ≥6 years) (N=4, age ≥6 years) (N=196, age ≥6 years) StDev=11.9 StDev=5.97 StDev=4.92 StDev=5.73 Statistical analyses are based on May 19, 2025, data cutoff: TSHA-102 R-MBA mean 6 months: N=9 (Low dose cohort: N=4, High dose cohort: N=5). TSHA-102 R-MBA mean 12 months: N=4, Low dose cohort. 1 MBA natural history data converted to R-MBA; mean scores reported were calculated from baseline to 6 and 12 months: Accessed from International Rett Syndrome Foundation (IRSF). ClinicalTrials.gov: 21 NCT02738281: a prospective cohort of individuals with a pathologic mutation in the MECP2 gene, commonly associated with RTT.

Overview of Clinical Global Impression-Improvement 1 (CGI-I) rating with Rett syndrome-specific anchors Score CGI-I 1 Very much improved CGI-I: Clinician-rated scale assessing improvement from baseline 2 Much improved o Designed as a global clinical assessment 3 Minimally improved o Factors considered to determine change included duration, onset, durability of change and the context 4 No change of sign/symptom change across the Rett syndrome 5 specific domains of the CGI Minimally worse 6 Much worse 7 Very much worse 1 Neul, Jeffrey L et al. “Improving Treatment Trial Outcomes for Rett Syndrome: The Development of Rett-specific Anchors for 22 the Clinical Global Impression Scale.” Journal of child neurology vol. 30,13 (2015): 1743-8. doi:10.1177/0883073815579707

TSHA-102 demonstrated early global improvement, with dose-dependent effects deepening over time in CGI-I Average CGI-I score of 1.0 (very much improved) in high dose cohort vs. average CGI-I score of 2.8 in low dose cohort at ≥9 months post-TSHA-102 Low Dose: Average 3.0 2.3 3.0 3.3 2.0 CGI-I Score (N=4) (N=4) (N=2) (N=4) (N=2) High Dose: Average 2.7 2.0 1.0 CGI-I Score (N=6) (N=5) (N=2) Time Post TSHA-102: 3 months 6 months 9 months 12 months 18 months Based on May 19, 2025, data cutoff. Data presented reflects current data in the Electronic Data Capture System, subject to change. 23 CGI-I average scores based on latest assessment for each patient. No data available at 12 and 18 months in high dose cohort.

Consistent dose response observed across key measures at 6 months post-TSHA-102, with the separation between dose cohorts increasing over time Endpoint Low Dose Cohort High Dose Cohort Dose-Dependent Response? 100% 100% Responder Rate (%) by 12 months by 9 months Developmental Milestones Responder Rate at 6 Months 75% 83% (%) Patients with R-MBA 100% 100% Improvement (%) at latest visit Mean Score Improvement at 6 1 R-MBA -9.8 -12.2 Months Mean Score Improvement at ≥9 -11.5 -18.0 Months Patients with CGI-I 75% 100% Improvement (%) at latest visit CGI-I Mean CGI-I Score at 6 Months 2.3 2.0 Mean CGI-I Score at ≥9 Months 2.8 1.0 Patients with CGI-S CGI-S 25% 33% Improvement (%) at latest visit Data cut through May 19, 2025. Study is ongoing and data is subject to change. 24 Low dose data: N=4. High dose data: N=5 at 6 months; N=2 at ≥9 months. 1 R-MBA mean score change post-TSHA-102 is relative to baseline; lower score=improvement from baseline.

TSHA-102 was generally well tolerated at the low and high dose with no treatment-related SAEs or DLTs

Number of Events Across 12 Pediatric, Adolescent and Adult Patients Dosed in Part A of REVEAL Phase 1/2 Trials

	Low Dose $5.7x10^{14}$ vg (N=4)		High Dose $1x10^{15}$ vg (N=8)		Total (N=12)	
	N	E	N	E	N	E
TEAE Related to TSHA-102:	4	[10]	5	[14]	9	[24]
Serious TEAE Unrelated to TSHA-102:	2	[7]	4	[6]	6	[13]
Serious TEAE Related to TSHA-102:	0	0	0	0	0	0

- All TEAEs related to TSHA-102 were mild-moderate in severity, with the most common being elevated liver enzymes* (N=4, 33%), pyrexia (N=3, 25%), lethargy (N=2, 17%), and elevated levels of NfL in CSF (clinically insignificant) (N=2, 17%)
- Expected transaminase elevations observed
  - Majority experience mild elevations <2x ULN
  - Acute excursions (>5x ULN) less common, clinically asymptomatic and steroid treatment-responsive
- Seizures have generally been well controlled following TSHA-102

*Includes the following: hepatic enzyme increased, hypertransaminasemia, transaminases increased and liver function test increased

Taysha GENE THERAPIES

[1]Data cut through May 20, 2025 (N=12); Patient 11 is 12 weeks post-treatment and Patient 12 is 6 weeks post-treatment. Study is ongoing and data are subject to change.
SAE=Serious adverse event; TEAE=Treatment-emergent AE; DLT=Dose-limiting toxicity; N=Number of participants; E=Number of event; CSF=Cerebrospinal fluid; ULN=Upper limit normal; NFL=Neurofilament light chain

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Thank you May 2025

Appendix May 2025

Option Agreement with Astellas ⚬ In October 2022, we granted Astellas an exclusive option to an exclusive license of certain rights related to TSHA-102 (the “Rett Option”). Subject to certain limited extensions, Astellas may exercise the Rett Option, at its sole discretion, through a specified period of time (the “Rett Option Period”), following Astellas’ receipt of certain clinical data from the female pediatric trial (the “Rett Data Package”). We expect to deliver the Rett Data Package to Astellas in mid-2025. The Rett Option Period expires 90 days after Astellas receives the Rett Data Package. ⚬ Under the Option Agreement, we also granted to Astellas certain rights with respect to a change of control of our company during the Rett Option Period, including a right of first offer in the event that we receive an offer or proposal from a third party that would result in a change of control, and we have agreed to (A) not solicit or encourage any inquiries, offers or proposals for, or that could reasonably be expected to lead to, a change of control, or (B) otherwise initiate a process for a potential change of control, in each case, without first notifying Astellas and offering Astellas the opportunity to submit an offer or proposal to us for a transaction that would result in a change of control. If Astellas fails or declines to submit any such offer within a specified period after the receipt of such notice, we will have the ability to solicit third party bids for a change of control transaction. If during the Rett Option Period, Astellas submits an offer for a transaction that would result in a change of control of our company, we will negotiate with Astellas in good faith the potential terms and conditions of such a transaction for 45 days. If we are unable to mutually agree on such terms, such right of first offer will expire. We have granted Astellas certain additional rights related to a change of control, which are discussed in our SEC filings. ⚬ Because we are substantially dependent on TSHA-102, which is our sole product candidate in clinical development, we believe that if Astellas exercises the Rett Option, it would constitute an offer for the sale of substantially all of the assets of our company, which would result in a change of control requiring stockholder approval. If it were determined this exercise of the Rett Option is not an offer that would result in a change of control, the parties shall negotiate the terms of the license agreement in good faith. If the parties are unable to mutually agree on such terms within 120 days, the terms of such license agreement may, at Astellas’ discretion, be determined by “baseball arbitration,” wherein each party is required to submit a proposed final license agreement to arbitrators, and the arbitrators are required to select one of the proposed license agreements without modification. ⚬ It is possible that, if Astellas exercises the Rett Option, Astellas will not agree that the exercise of the Rett Option for the exclusive license of TSHA-102 would result in a change of control, and we cannot predict whether or how the parties would resolve such dispute. While it is inherently difficult to assess the potential outcome of any such dispute, we may be exposed to additional risks as a result, including, but not limited to, reputational harm and litigation, and we can provide no assurances that we will prevail in such litigation. 28